UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 13, 2006
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                         TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                      000-26223                 94-3336053
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

       700 Saginaw Drive, Redwood City, California                   94063
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code         (650) 216-2000
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 13, 2006, James Flatley submitted notice of his decision to resign from the position of Executive Vice President of Worldwide Sales, effective close of business December 31, 2006.


9.01     Financial Statements and Exhibits.

(d)      Exhibits.

         99.1 Press Release dated December 19, 2006, entitled "Tumbleweed Announces Resignation of Executive Vice President of Field Operations"


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TUMBLEWEED COMMUNICATIONS CORP.

                                   By: /s/ Bernard J. Cassidy
                                       -------------------------------
                                   Name:  Bernard J. Cassidy
                                   Title: Senior Vice President,
                                          General Counsel and
                                          Secretary


Date:  December 19, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

99.1 Press Release dated December 19, 2006, entitled "Tumbleweed Announces Resignation of Executive Vice President of Field Operations"